                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                         ______________________________

                                       8-K

                          _____________________________



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  June 15, 1997


                       EQCC HOME EQUITY LOAN TRUST 1997-A
     ------------------------------------------------------------------------
        (Exact name of registrant as specified in governing instruments)


                                    333-20675
        Delaware                   333-20675-01                59-3353406
     ----------------           -------------------        --------------------
     (State or other           (Commission File           (IRS Employer
     jurisdiction of                  Number)               Identification No.)
       organization)




    10401 Deerwood Park Boulevard, Jacksonville, Florida              32256
------------------------------------------------------------------------------
         (Address of principal offices)                           (Zip Code)



   Registrant's telephone number, including area code:       (904) 987-5000
                                                       -----------------------





                           Not Applicable
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)




                                                 Total Number of Pages  11
                                                                        --
                                                Exhibit Index Located at Page 5
                                                                             --

    Items 1 through 4, Item 6, and Item 8 are not included because they are not applicable.


    Item 5.  Other Events.


    (a) Merger. On September 26, 1994, EquiCredit Corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Barnett Banks, Inc. ("Barnett Banks") and a Delaware corporation to be formed as wholly-owned subsidiary of Barnett Banks (the "Merger Subsidiary"). The transaction was consummated on January 27, 1995.


    (b) On August 15, 1996, (the "August Remittance Date") a scheduled distribution was made from EQCC Home Equity Loan Trust 1996-1 to holders of Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates and Class R Certificates. The information contained in the Trustee's Remittance Report in respect of the August Remittance Date, attached hereto as Exhibit 99, is hereby incorporated by reference.


    (c) On February 19, 1996, a class action complaint was filed in the U.S. District Court for the Northern District of Georgia by Elizabeth D. Washington on behalf of herself and others similarly situated, against EquiCredit Corporation of Ga., an affiliate of EquiCredit Corporation of America. Plaintiff purports to represent a class (the "Class") consisting of all persons who obtained "federally regulated mortgage loans" from February 16, 1995 to February 16, 1996 on which a fee or yield spread premium ("YSP") was paid to a mortgage broker. The action is brought pursuant to the Real Estate Settlement Procedures Act ("RESPA") alleging that EquiCredit violated RESPA by paying a YSP to Funding Center of Georgia, Inc. ("FCG"), failing to disclose such YSP on the Good Faith Estimate of settlement costs, and failing to provide a Good Faith Estimate and HUD "Special Information Booklet" within three days of receipt of loan application. Plaintiff seeks judgment equal to three times the amount of all YSP paid by EquiCredit to FCG and other brokers, as well as court costs and litigation expenses, attorney fees and such other relief which may be granted by the court. Management of EquiCredit denies that the Company has violated any law, rule, or regulation as asserted in the Plaintiff's Complaint. The parties have agreed in principle to settle the action and a settlement agreement is being negotiated and will be presented to the court for approval. The agreement contemplates payment by EquiCredit of the total settlement amount of $352,000 in full compromise and settlement of all claims of plaintiff and class members. By reaching agreement in principle to settle the case, EquiCredit does not admit to any wrongdoing and in fact specifically denies any liability or wrongdoing whatsoever.

    As of October 1, 1993, Old Stone Credit Corporation is n/k/a
    EquiCredit Corporation of America.


    Item 7.        Financial Statements and Exhibits.

                (a)  Financial Statements - Not Applicable

                (b)  Pro Forma Financial Information - Not Applicable

                (c)  Exhibits
                          (Exhibit numbers conform to Item 601 of Regulation
                          S-K):

                     99 Trustee's Remittance Report in respect of the August Remittance Date.









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                                   Signatures


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned hereto duly authorized.




                                              EQCC HOME EQUITY LOAN TRUST 1997-A
                                                       (Registrant)


                                               EQUICREDIT CORPORATION OF AMERICA
                                                       as Representative

June 15, 1997                                        BY: /s/ STEPHEN R. VETH
                                                         -----------------------
                                                        Stephen R. Veth
                                                        Executive Vice President

                                INDEX TO EXHIBITS




EXHIBIT                                                     Sequentially
NUMBER                          Exhibit                       Numbered
-------                         -------                    ---------------
Page

99 --        Trustee's Remittance Report in respect of the        7
             August Remittance Date.










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